Execution
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THIRD AMENDMENT TO
CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of May 25, 2012, by and among PICO Northstar Hallock, LLC, a Delaware limited liability company (the “Borrower”), PICO Northstar, LLC, a Delaware limited liability company (the “Parent Guarantor”), the lenders from time to time party to the Credit Agreement, as defined below (the “Lenders”), and ING Capital LLC, a Delaware limited liability company, as agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Parent Guarantor, the Lenders and the Agent are parties to that certain Credit Agreement dated as of June 13, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Borrower; and

WHEREAS, the Borrower has requested that the Credit Agreement be amended as set forth herein, and the Required Lenders have agreed to so amend the Credit Agreement as set forth herein, subject to the terms and conditions hereof;

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Borrower, the Parent Guarantor, the Required Lenders and the Agent hereby agree as follows:

1.Amendment to Section 1.1 of the Credit Agreement. The Credit Agreement is hereby amended by replacing the definition of “Sponsor Temporary Working Capital Loan” in its entirety with the following:

“Sponsor Temporary Working Capital Loan” means a loan made to the Borrower by the Sponsor solely for use by the Borrower to purchase canola seed for processing at the Project, which loan may be secured solely by the Borrower’s interest in such canola seed and in identifiable cash proceeds thereof and which shall have terms, including interest rates and tenor, satisfactory to the Agent and shall be subject to documentation and an intercreditor agreement in form and substance satisfactory to the Agent; provided, however, that the principal amount of such loan shall not exceed at any time $15,000,000.

2.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment, this Amendment shall not become effective, and the Borrower and the Parent Guarantor shall have no rights under this Amendment, until the Agent shall have received the following:

(a)    duly authorized, executed and delivered counterparts to this Amendment from each of the Borrower, the Parent Guarantor and the Required Lenders; and

(b)    a duly authorized, executed and delivered counterpart to an Amendment to Intercreditor Agreement in the form attached hereto as SCHEDULE 1.

3.Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, each of the Borrower and the Parent Guarantor hereby represents and warrants to the Lenders and the Agent as follows:

(a)    The execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational, and if required, shareholder, partner or member action.

(b)    The execution, delivery and performance by it of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of its Organizational Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which it is a party or affecting it or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (c) violate any applicable law.

(c)    This Amendment has been duly executed and delivered by it, and the Credit Agreement, as amended by this Amendment, constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(d)    The representations and warranties of the Borrower contained in the Credit Agreement and the other Loan Documents (i) were true and correct in all material respects as of the date initially made, and (ii) are true and correct in all material respects with the same effect as if made on the date hereof and both before and after giving effect to this Amendment and the transactions contemplated hereby (except to the extent expressly stated to be as of an earlier date).

(e)    No material adverse development has occurred in any litigation, arbitration or governmental investigation or proceeding which renders such litigation, arbitration or governmental investigation or proceeding likely to succeed and, which, if successful could reasonably be expected to result in a Material Adverse Change, a Cost Overrun or a Project Delay.

(f)    No Default or Event of Default has occurred and is continuing or would result from this Amendment or the transactions contemplated hereby.

(g)    Since the Closing Date, no event has occurred which has had, or could reasonable be expected to have, a material adverse effect on the property, assets, nature of assets, business, operations, liabilities, condition (financial or otherwise) or prospects of the Borrower or the Project

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or (b) has resulted, or could reasonable be expected to result, in a Material Adverse Change, a Cost Overrun or a Project Delay.

4.Reaffirmations and Acknowledgments. The Borrower hereby acknowledges that, as of the date hereof, the security interests and Liens granted to the Agent and the Secured Parties under the Credit Agreement and the other Loan Documents are in full force and effect, are properly perfected and are enforceable in accordance with the terms of the Credit Agreement and the other Loan Documents, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

5.Effect of Amendment. Except as expressly set forth herein, all terms of the Credit Agreement and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower and the Parent Guarantor to the Lenders, the Agent and the other Secured Parties, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

6.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

7.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

8.Costs and Expenses. The Borrower agrees to pay all costs and expenses of the Agent in connection with this Amendment in accordance with Section 9.3 of the Credit Agreement, including without limitation, the reasonable costs and attorneys’ fees of King & Spalding LLP, counsel to the Agent.

9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment shall become effective when it shall have been executed by the Agent and when the Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

10.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

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[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PICO NORTHSTAR HALLOCK, LLC

By: /s/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President

PICO NORTHSTAR, LLC

By: /s/ Neil C. Juhnke
Name: Neil C. Juhnke
Title: President

ING CAPITAL LLC

By: /s/ Dan Lamprecht
Name: Dan Lamprecht
Title: Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

AGCOUNTRY FARM CREDIT SERVICES, FLCA,
as a Lender

By: /s/ James F. Baltezore
Name: James F. Baltezore
Title: Vice President Agribusiness & Capital Markets

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

AGFIRST FARM CREDIT BANK,
as a Lender

By: /s/ Steven J. O'Shea
Name: Steven J. O'Shea
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By: /s/ Curt A. Brown
Name: Curt A. Brown
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

FARM CREDIT WEST, FLCA,
as a Lender

By: /s/ Ben Madonna
Name: Ben Madonna
Title: Vice President

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

MACQUARIE BANK LIMITED,
as a Lender

By: /s/ Andrew Mitchell
Name: Andrew Mitchell
Title: Associate Director

By: /s/ Marc Thatcher
Name: Marc Thatcher
Title: Managing Director

Signed in London
(Macquarie POA Ref: #594/10 dated 25 November 2010)

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

KODABANK,
as a Lender

By: /s/ Tom Schuster
Name: Tom Schuster
Title: Senior Loan Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT]

SCHEDULE 1

AMENDED AND RESTATED INTERCREDITOR AGREEMENT

THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT is made as of May 25, 2012 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), by and between PICO HOLDINGS, INC. (“PICO”), and ING CAPITAL LLC, a Delaware limited liability company, as Agent under the Credit Agreement described below (the “Agent”), and acknowledged by PICO Northstar Hallock, LLC, as Borrower under the Credit Agreement described below (the “Borrower”), and by PICO Northstar, LLC, as Parent Guarantor under the Credit Agreement described below (the “Parent Guarantor”). Capitalized terms used but not defined herein shall have their respective meanings as set forth in that certain Credit Agreement, dated as of June 13, 2011 (as amended, restated, supplemented or otherwise modified from time to time, and together with any and all refinancings, refundings and replacements thereof, including successive refinancings, refundings and replacements, the “Credit Agreement”), among the Borrower, Parent Guarantor, the Lenders and the Agent.

RECITALS:

WHEREAS, pursuant to the terms, conditions and provisions of the Credit Agreement, the Lenders have agreed to make loans to, and to cause the issuance of and participate in letters of credit for the account of, the Borrower; and

WHEREAS, all Obligations under the Credit Agreement are secured on a first priority basis with Liens on all present and future Collateral (the “Credit Agreement Collateral”); and

WHEREAS, the Borrower has executed and delivered in favor of PICO a Secured Promissory Note (Sponsor Temporary Working Capital Loan), dated January 24, 2012 in the principal amount of $10,500,000 made by the Borrower payable to the order of PICO (the “Existing Sponsor Temporary Working Capital Note”), pursuant to which the Borrower will obtain from PICO, and PICO will make to Borrower, a Sponsor Temporary Working Capital Loan in the principal amount of $10,500,000, which Sponsor Temporary Working Capital Loan shall be used by the Borrower solely to purchase canola seed for processing at the Project, and shall be secured by the Borrower’s interest in such canola seed and identifiable proceeds thereof, all as more particularly described on Exhibit A attached hereto and made a part hereof (the “Sponsor Temporary Working Capital Loan Collateral”); and

WHEREAS, in accordance with the requirements of the Credit Agreement, PICO and the Agent entered into a certain Intercreditor Agreement, dated as of January 24, 2012 , setting forth the relative rights of the Agent with respect to the Credit Agreement Collateral and of PICO with respect to the Sponsor Temporary Working Capital Loan Collateral, and certain other matters (the “Existing Intercreditor Agreement”); and

WHEREAS, the Borrower has requested an amendment to the Credit Agreement (the “Credit Agreement Amendment”) to permit an increase in the principal amount of Sponsor Temporary Working Capital Loan from $10,500,000 to $15,000,000 to be evidenced by an Amended and Restated Secured Promissory Note (Sponsor Temporary Working Capital Loan), dated on or about the date hereof in the principal amount of $15,000,000 made by the Borrower payable to the order of PICO (the “Sponsor Temporary Working Capital Note”), pursuant to which the Existing Sponsor Temporary Working Capital Note will be amended and restated in its entirety and the Borrower will obtain from PICO, and PICO will make to Borrower, Sponsor Temporary Working Capital Loans in the aggregate principal amount of $15,000,000; and

WHEREAS, it is a condition to the effectiveness of the Credit Agreement Amendment that PICO and the Agent enter into this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree that the Existing Intercreditor Agreement is amended and restated in its entirety as follows:

1. AGREEMENT REGARDING LIENS

Section 1.1.    Approval of Sponsor Temporary Working Capital Note. The Agent hereby acknowledges that the terms, including interest rate or rates and tenor, of the Sponsor Temporary Working Capital Loan as evidenced by the Sponsor Temporary Working Capital Note are satisfactory to the Agent, and hereby further acknowledges that the Sponsor Temporary Working Capital Note is in form and substance satisfactory to the Agent.

Section 1.2.    Liens in favor of Agent.

(a)    PICO hereby acknowledges and confirms to the Agent, for its benefit and the benefit of the Secured Parties, that, notwithstanding anything to the contrary in the Sponsor Temporary Working Capital Note, the Borrower has not granted to PICO any Lien on any of the Credit Agreement Collateral other than the Sponsor Temporary Working Capital Loan Collateral. PICO hereby further agrees that, to the extent that any document or instrument executed by the Borrower in favor of PICO grants any Lien on any of the Credit Agreement Collateral, other than the Sponsor Temporary Working Capital Loan Collateral, PICO hereby releases and terminates any such Lien as to such Credit Agreement Collateral.

(b) PICO hereby agrees that, subject only to its rights under Section 1.3 hereof with respect to the priority of its Lien on the Note Collateral, it shall not challenge or contest the attachment, creation, validity, perfection or priority of any Lien granted by the Borrower to the Agent on any of the Credit Agreement Collateral, whether before, during or after (a) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, composition or other similar proceeding relating to the Borrower or any of its subsidiaries or affiliates, their properties or their creditors as such, (b) any proceeding for any liquidation, dissolution or other winding-up of the Borrower or any of its subsidiaries or affiliates, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy proceedings, or (c) any assignment for the benefit of creditors or marshaling of assets of the Borrower or any of its subsidiaries or affiliates or the appointment of a trustee, receiver, sequestrator or other custodian for the Borrower or any of its subsidiaries or affiliates or any of their properties (any of the events or circumstances described in clauses (a), (b)

or (c), a “Proceeding”), and notwithstanding the order of granting or perfection of any Lien or the filing or recording of any security agreement, mortgage or financing statement.

Section 1.3.    Liens in favor of PICO.

(a)    The Agent, for itself and on behalf of the Secured Parties, hereby agrees that, notwithstanding the date, manner or order of grant, attachment or perfection of any such Liens, the Lien granted by the Borrower to PICO on the Sponsor Temporary Working Capital Loan Collateral to secure the Sponsor Temporary Working Capital Note shall be senior in all respects and prior to any Lien granted by the Borrower to the Agent on the Sponsor Temporary Working Capital Loan Collateral to secure the Obligations, and the Agent, for itself and on behalf of the Secured Parties, hereby subordinates any Lien granted by the Borrower to the Agent on the Sponsor Temporary Working Capital Loan Collateral to the Lien granted by the Borrower to PICO in the Sponsor Temporary Working Capital Loan Collateral.

(b)    The Agent, for itself and on behalf of the Secured Parties, hereby agrees that it shall not challenge or contest the attachment, creation, validity, perfection or priority of any Lien granted by the Borrower to PICO in the Sponsor Temporary Working Capital Loan Collateral, whether before, during or after a Proceeding, and notwithstanding the order of granting or perfection of any security interest or lien or the filing or recording of any security agreement, mortgage or financing statement.

Section 1.4.    Notice; Right to Cure and Purchase.

(a)    PICO agrees to give Agent prompt written notice (a “Default Notice”) of the occurrence of any breach, default or event of default (a “Default”) under the Sponsor Temporary Working Capital Note that would give PICO the right to accelerate the maturity of the indebtedness evidenced thereby or to exercise any rights and remedies against the Borrower or the Sponsor Temporary Working Capital Loan Collateral.

(b)    Notwithstanding any rights that it would otherwise have, PICO agrees that it will not accelerate the maturity of the indebtedness evidenced by the Sponsor Temporary Working Capital Note and will not exercise any rights and remedies against the Borrower or the Sponsor Temporary Working Capital Loan Collateral until the earliest to occur of (i) the date which is ninety (90) days following receipt by Agent of the Default Notice given pursuant to paragraph (a) of this Section 1.3, (ii) the date that the Agent or the Lenders accelerate the maturity of Obligations under the Credit Agreement or commence to exercise any rights and remedies against the Borrower or the Credit Agreement Collateral, and (iii) the date on which a Proceeding is commenced (the period commencing on the date of receipt by Agent of a Default Notice and ending on the earliest of such dates, the “Standstill Period”).

(c)    PICO agrees that, at any time during the Standstill Period, both the Borrower and the Agent shall have the right (but, in the case of the Agent, shall have no obligation) to cure such Default. Upon the cure by the Borrower or Agent of such Default, PICO agrees that the Default so cured shall be waived for all purposes of the Sponsor Temporary Working Capital Note and the

Sponsor Temporary Working Capital Note shall be reinstated in full force and effect and in good standing unless and until a subsequent Default shall occur, in which case this Section 1.4 shall again apply.

(d)    In the event that a Default cannot be cured by the payment of money or by other action taken by the Borrower or the Agent within the Standstill Period then, not later than the last day of the Standstill Period, Agent shall have the right (but not the obligation) to give written notice to PICO that Agent elects, on behalf of the Lenders, to purchase from PICO the Sponsor Temporary Working Capital Note, all indebtedness evidenced thereby and all rights in and to the Sponsor Temporary Working Capital Loan Collateral evidenced thereby or created pursuant thereto.

(e)    In the event that Agent elects, on behalf of the Lenders, to purchase the Sponsor Temporary Working Capital Note then (i) the Standstill Period shall be extended until the consummation of such purchase as provided herein, and (ii) the Agent shall pay to PICO within ten (10) Business Days following the giving of the Agent’s notice of such election to PICO, an amount equal to the outstanding principal amount of and unpaid interest (accrued at the non-default rate) on indebtedness owing by the Borrower to PICO under the Sponsor Temporary Working Capital Note, and PICO shall endorse and assign to the Agent the Sponsor Temporary Working Capital Note, shall assign of record (or authorize the Agent to assign of record) all Uniform Commercial Code financing statements and filings made under the Personal Property Security Act of any Province of Canada with respect to the Sponsor Temporary Working Capital Loan Collateral, shall deliver to the Agent all Documents and Chattel Paper then held by PICO as Sponsor Temporary Working Capital Loan Collateral, and shall deliver such other assignments, releases and other documents as the Agent may request from time to time to evidence the foregoing assignments, all without recourse or warranty (other than customary representations and warranties with respect to the amount of the indebtedness evidenced thereby, PICO’s title to the Sponsor Temporary Working Capital Note and its security interest in the Sponsor Temporary Working Capital Loan Collateral, and PICO’s right to assign the Sponsor Temporary Working Capital Note and its security interest in the Sponsor Temporary Working Capital Loan Collateral).

2. MISCELLANEOUS

Section 2.1. Successors and Assigns. All covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall bind and inure to the benefit of their respective successors and assigns.

Section 2.2. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE. ALL ACTIONS DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT SHALL BE BROUGHT IN AND RESOLVED BY THE COURTS OF THE STATE OF NEW YORK.

Section 2.3. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

Section 2.4. Notices. Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission). All such written notices shall be mailed, faxed or delivered to the applicable address or facsimile number, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

If to the Agent:	ING Capital LLC 1325 Avenue of the Americas New York, NY 10019 Attention: Daniel W. Lamprecht Managing Director Facsimile No.: 646-424-6390 Telephone No.: 646-424-6871
with a copy to (which shall not constitute notice):	King & Spalding LLP 1180 Peachtree Street, NE Atlanta, GA 30309 Attention: Hector E. Llorens, Jr., Esq. Facsimile No.: 404-572-5128 Telephone No. 404-572-3523
If to the Borrower or the Parent Guarantor:	PICO Northstar Hallock, LLC PICO Northstar, LLC 15 Broadway, Suite 600 Fargo, North Dakota 58102 Attention: Neil Juhnke President Facsimile No.: 701-866-9059 Telephone No. 701-478-5848
with a copy to (which shall not constitute notice):	PICO Holdings, Inc. 7979 Ivanhoe Ave. La Jolla, CA 92037 Attention: John Hart Chief Executive Officer Facsimile No.: 858-456-6480 Telephone No. 858-456-6022
with a copy to (which shall not constitute notice):	DLA Piper LLP (US) 4365 Executive Drive, Suite 1100 San Diego, CA 92121037 Attention: Marty Lorenzo, Esq. Facsimile No.: 858-638-5030 Telephone No. 858-677-1430

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the date first above written.

PICO HOLDINGS, INC.

By:___________________________
    Name:
Title:

ING CAPITAL LLC, as Agent

By:___________________________
Name:
Title:

Acknowledged by:

PICO NORTHSTAR HALLOCK, LLC,
as the Borrower

By:__________________________________
John R. Hart
Chief Executive Officer

PICO NORTHSTAR, LLC,
as the Parent Guarantor

By:__________________________________
John R. Hart
Chief Executive Officer

EXHIBIT A

SPONSOR TEMPORARY WORKING CAPITAL LOAN COLLATERAL

“Sponsor Temporary Working Capital Loan Collateral” shall mean:

(i)    all canola seed purchased as “Inventory” (as defined in the UCC) by the Borrower with the proceeds of the Sponsor Temporary Working Capital Loan (the “Canola Inventory”);
(ii)    all products made from the Canola Inventory, including, but not limited to, canola seed oil and canola seed meal, whether in their final state as finished goods or in an intermediate, work-in-process state and being of any grade or character, crude or otherwise (the “Canola Products”);
(iii)     all “Accounts” (as defined in the UCC) arising from the sale or other disposition of such Canola Inventory or Canola Products (the “Canola Accounts”);
(iv)    all rights and remedies of the Borrower under contracts between the Borrower and third parties for (A) the purchase by the Borrower of the Canola Inventory, (B) the sale or other disposition by the Borrower of the Canola Inventory or the Canola Products, or (C) the transportation, storage or handling of the Canola Inventory or the Canola Products;
(v)     all “Chattel Paper” and “Instruments” (each as defined in the UCC) evidencing a monetary obligation to pay the Borrower arising from the sale or other disposition by the Borrower of the Canola Inventory or the Canola Products;
(vi)    all “Documents” (as defined in the UCC) acknowledging possession of the Canola Inventory or the Canola Products;
(vii)    all rights under insurance contracts, and all insurance proceeds paid to or collectable by the Borrower, with respect to the Canola Inventory or the Canola Products; and
(viii)    all identifiable cash proceeds from the Canola Inventory, the Canola Products or the Canola Accounts, and deposit account number #XXXXXXXXXX (ABA #122000496) maintained by the Borrower at Union Bank, 1980 Saturn Street, Monterey Park, CA 91755 (tel: 800-418-6466) for the sole purpose of depositing identifiable cash proceeds of the Canola Inventory, the Canola Products and the Canola Accounts;
provided, however, that “Sponsor Temporary Working Capital Loan Collateral” shall in no event include (a) the Project Site, the Project Improvements or any other real estate, fixtures or equipment of the Borrower, (b) the Major Project Documents, (c) any other documents or agreements entered into by the Borrower with respect to the design, development, procurement or construction of the Project, (d) any documents or agreements entered into by the Borrower with respect to the operation of the Project other than those specifically identified in clauses (iii) through (vii) above, (e) the Loan Documents, (f) any Contribution Documents, including, without limitation, the Agreement to Contribute Capital, (g) the proceeds of any Contribution, including, without limitation, the proceeds of any PICO Equity Contribution, Financial Covenant Default Contribution or Cost Overrun Contribution, (h) the proceeds of any Qualified Preferred Equity Issuance or any other equity issuance by or capital contribution to the Borrower or the Parent Guarantor, (i) the Debt Service Reserve Account or the Cost Overrun Account, (j) any Deposit Account of the Borrower other than the Deposit Account specifically identified in clause (viii) above, or (k) any Qualified Commodity Hedge Contract.